                                                                   Exhibit 10.29


                        AMENDMENT TO WARRANT TO PURCHASE
                       1,000,000 SHARES OF COMMON STOCK OF
                 NOVEN PHARMACEUTICALS, INC. DATED JUNE 26, 1992
             AND ISSUED TO RHONE POULENC RORER PHARMACEUTICALS, INC.


         WHEREAS, Rhone-Poulenc Rorer Pharmaceuticals, Inc. ("RPR") has certain rights pursuant to a certain Warrant to purchase 1,000,000 shares of common stock of Noven Pharmaceuticals, Inc. ("Noven") dated June 26, 1992 (the "Warrant"); and
         WHEREAS, Noven has agreed, at RPR's request, to extend the term of the Warrant;
         NOW THEREFORE, in consideration of $10.00 and other good and valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:
         1. The term of the Warrant with respect to 500,000 shares shall be extended until 3 P.M., July 1, 1997 (the "Exercise Date").
         2. Upon receipt of $4,000,000 by Noven with respect to the exercise of the Warrant for 500,000 shares no later than the Exercise Date, the term of the Warrant for the remaining 500,000 shares shall be deemed extended for a period of eighteen months and therefore can be exercised at any time and from time to time on or before 3:00 P.M. Eastern Day Light Time, December 26, 1998, but not thereafter.
         3. Notwithstanding the provisions of 2 above, the right to exercise the Warrant will terminate, if not exercised, within ten (10) days from the filing by RPR of a marketing authorization application for the second generation Menorest product with the appropriate regulatory agency of any country in the European Union.

         4. Other than the modifications set forth herein, the terms of the Warrant shall remain the same.

Dated: June 26, 1997                     NOVEN PHARMACEUTICALS, INC.


                                         By: /s/ Robin Norris
                                             ------------------------
                                             ROBIN NORRIS , M.D., Vice-President

ACCEPTED AND AGREED this ___ day
of June, 1997.


RHONE POULENC RORER
PHARMACEUTICALS, INC.


By: /s/
    ---------------------------